                                                      CENTENNIAL TAX EXEMPT TRUST
                                                 Supplement dated June 20, 2002 to the
                                                   Prospectus dated November 1, 2001

The Prospectus is changed as follows:

1. The following  sentence  replaces the second sentence in the second paragraph under the caption:  "What does the Trust Mainly Invest
In?" on page 2 of the prospectus:

     As a fundamental policy, the Trust will invest under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in securities investments the income from which is exempt from federal income taxes. Securities that generate income that is subject to alternative minimum taxes will not count towards that 80% threshold.

June 20, 2002                                                          PS0160.008